UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-21190

SkyBridge Opportunity Fund

(Exact name of registrant as specified in charter)

527 Madison Avenue-4th Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

Marie Noble

SkyBridge Capital II, LLC

527 Madison Avenue-4th Floor

New York, NY 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 485-3100

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

SkyBridge Opportunity Fund

Annual Report

March 31, 2026

Important Notice to Shareholders

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Company’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on www.skybridge.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Company electronically by contacting the Company at 1-855-631-5474.

You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by contacting the Company at 1-855-631-5474.

SkyBridge Opportunity Fund

SkyBridge Opportunity Fund

Portfolio Manager’s Comments (unaudited)

INVESTMENT APPROACH

The investment objective of SkyBridge Opportunity Fund (the “Company”) is to achieve capital appreciation principally through investing in investment funds managed by third-party investment managers (“Investment Managers”) that employ a variety of investment strategies. These investment strategies often allow Investment Managers the flexibility to use leveraged and/or short-sale positions to take advantage of perceived inefficiencies across capital markets, often referred to as “alternative” strategies.

PERFORMANCE OVERVIEW

For the annual period ended March 31, 2026, the Company returned -13.28%, while the HFRI Fund of Funds Composite Index returned 11.60%.

PORTFOLIO AND PERFORMANCE DISCUSSION

The Company generated a net return of -13.28% during the 12 months ended March 31, 2026 with a standard deviation of 5.91% and a beta of 0.69 and -2.44 to the S&P 500 Total Return Index and Bloomberg U.S. Aggregate Bond Index, respectively.

The Company is thematic, dynamic and takes concentrated positions in its highest conviction ideas. As of March 31, 2026, the Company’s exposures are (approximately) as follows: Cryptocurrency and Digital Assets 54%, Relative Value 25%, Event Driven 15%, and Directional Equity 6%. The leading driver of Company performance for the 12 months ended March 31, 2026 was the Cryptocurrency and Digital Assets book.

This commentary reflects the viewpoints of SkyBridge Capital II, LLC as of March 31, 2026 and is not intended as a forecast or guarantee of future results.

COMPANY PERFORMANCE

SkyBridge Opportunity Fund’s total return is based on the monthly change in net asset value (NAV) and assumes that all dividends and distributions were reinvested. The following graph compares a hypothetical $1,000 investment made in the Company’s units on January 1, 2003 to a $1,000 investment made in the HFRI Fund of Funds Composite Index for the same period. The graph and table do not reflect the deduction of taxes that an investor would pay on a Company distribution or redemption of units. The listed returns for the Company are net of expenses and the returns for the index include expenses.

The table below shows the annualized total returns for SkyBridge Opportunity Fund and HFRI Fund of Funds Composite Index for the same time periods ended March 31, 2026.

Annualized Total Returns	SkyBridge Opportunity Fund	HFRI Fund of Funds Composite Index
One Year	-13.28%	11.60%
Five Years	-3.47%	4.87%
Since Company’s Inception (1/03)	3.78%	4.18%

Index and Statistical Definitions

HFRI Fund of Funds Composite Index: The HFRI Fund of Funds Composite Index includes over 500 domestic and offshore constituent funds. Only fund of funds are included in the index. The index is equal-weighted and all funds report assets in USD net of all fees on a monthly basis. Funds must have at least $50 Million under management or have been actively trading for at least twelve (12) months. Unlike the Company, HFRI Fund of Funds Composite is unmanaged, is not available for investment and does not incur fees.

HFR Indices are compiled by Hedge Fund Research, Inc. (“HFR”), an industry service provider. The HFRI Indices were incepted in January 1990, and are based on information self-reported by hedge fund managers that decide on their own, at any time, whether or not they want to provide, or continue to provide, information to HFR Asset Management, L.L.C. While the HFRI Indices are frequently used, they have limitations (some of which are typical of other widely used indices). These limitations include survivorship bias (the returns of the indices may not be representative of all the hedge funds in the universe because of the tendency of lower performing funds to leave the index); heterogeneity (not all hedge funds are alike or comparable to one another, and the index may not accurately reflect the performance of a described style);

and limited data (many hedge funds do not report to indices, and the index may omit funds, the inclusion of which might significantly affect the performance shown.

The HFRI Indices are based on information self-reported by hedge fund managers that decide on their own, at any time, whether or not they want to provide, or continue to provide, information to HFR Asset Management, L.L.C. Therefore, these indices may not be complete or accurate representations of the hedge fund universe and may be biased in several ways. Results for funds that go out of business are included in the index until the date that they cease operations. All are net of all fees, denominated in U.S. dollars and equal-weighted. The information underlying the indices and the classification of the underlying funds have not been independently verified by either HFR or SkyBridge, and neither HFR nor SkyBridge make any representation as to their accuracy. Past performance does not guarantee future results. Actual results may vary.

Bloomberg U.S. Aggregate Bond Index: The Bloomberg U.S. Aggregate Bond Index is a broad-based fixed income benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage backed securities (agency fixed-rate pass-throughs), asset backed securities and commercial mortgage backed securities (agency and non-agency). For more information, please visit www.bloomberg.com/indices.

S&P 500 Total Return Index: The S&P 500 Total Return Index tracks the performance of 500 leading companies across major industries of the U.S. economy, capturing approximately 75% coverage of U.S. equities, and reflects the reinvestment of all dividends in addition to price appreciation. It is intended as a comprehensive indicator of total returns for large-cap public U.S. equities. For more information, please visit www.standardandpoors.com.

Beta: Beta is the slope of the regression line. Beta measures the risk of a particular investment relative to the market as a whole (the “market” can be any index or investment you specify). It describes the sensitivity of the investment to broad market movements.

Standard Deviation: Standard Deviation measures the degree of variation of returns around the mean (average) return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

SkyBridge Opportunity Fund:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of SkyBridge Opportunity Fund (the Company), including the consolidated schedule of investments, as of March 31, 2026, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in shareholders’ capital for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in its shareholders’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2026 by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Company’s auditor since 2002.

New York, New York

May 29, 2026

SkyBridge Opportunity Fund

Consolidated Statement of Assets and Liabilities

March 31, 2026

Assets

Investments in Investment Funds, at fair value (cost $692,574,474)	$795,278,581
Investments in securities, at fair value (cost $364,080,600)	291,418,967
Cash	7,175,760
Receivable for redemptions from Investment Funds	43,059,041
Receivable for securities sold	10,873,869
Interest receivable	20,120
Other assets	298,837

Total assets	1,148,125,175

Liabilities
Redemptions payable	57,335,340
Management fee payable	1,147,142
Account servicing fees payable	812,559
Professional fees payable	523,293
Directors’ fees payable	69,260
Accounts payable and other accrued expenses	388,717

Total liabilities	60,276,311

Commitments and contingencies (see Note 3)	–

Shareholders’ Capital (1,223,191.349 Shares Outstanding)	$1,087,848,864

Net asset value per share	$889.35

Composition of Shareholders’ Capital
Paid-in capital	$1,862,012,539
Distributable earnings (loss)	(774,163,675)

Shareholders’ Capital	$1,087,848,864

See accompanying notes to consolidated financial statements.

SkyBridge Opportunity Fund

Consolidated Schedule of Investments (continued)

March 31, 2026

	First Acquisition Date	Cost	Fair Value	% of Shareholders’ Capital
Investments in Investment Funds -‡
Cryptocurrency and Digital Assets
Brevan Howard Digital Asset Multi-Strategy Fund, L.P. Class B - b,e	04/01/2022	$126,629,169	$92,409,860	8.50%
Brevan Howard Digital Asset Multi-Strategy Fund, L.P. Class B - side pocket - d	04/01/2022	44,927,239	95,369,608	8.77
Galaxy Institutional Bitcoin Fund, Ltd. - a	11/22/2023	55,000,000	97,512,876	8.96
Kingsway FCI Co-Investment SPC - d	07/01/2024	5,000,000	1,354,640	0.12
Multicoin Capital Offshore, SPC - b,e	12/01/2021	74,312,105	30,889,179	2.84
Multicoin Capital Offshore, SPC - side pocket - d	12/01/2021	7,862,745	525,917	0.05
Pantera Bitcoin Feeder Fund Ltd - a	12/08/2023	17,992,689	27,694,665	2.55
Polychain Global Ltd. - side pocket - d	01/01/2022	2,600,746	306,719	0.03

Total Cryptocurrency and Digital Assets		334,324,693	346,063,464	31.82

Directional Equity
Third Point Venture Offshore Fund I LP - c	10/14/2021	8,075,218	6,677,049	0.61
Pomp Bracket Digital Assets IV, LLC - d,l	08/05/2021	10,229,989	5,127,700	0.47
Whale Rock Flagship Fund Ltd - side pocket - d	11/01/2020	5,827,725	3,608,844	0.33

Total Directional Equity		24,132,932	15,413,593	1.41

Event Driven
Axonic Credit Opportunities Fund L.P. - b	08/01/2011	105,982,189	147,688,412	13.58
Oaktree Value Opportunities (Cayman) Fund, Ltd. - b,e	05/01/2023	9,125,456	12,391,304	1.14
Third Point Partners Qualified LP - side pocket - d	06/01/2023	7,348,731	6,472,756	0.59

Total Event Driven		122,456,376	166,552,472	15.31

Relative Value
Elliott Associates, LP - e,f	07/01/2024	65,000,000	68,043,189	6.25
Elliott International Ltd - b,e	07/01/2024	65,000,000	67,740,542	6.23
Millennium International, Ltd. - b,e	08/01/2015	81,660,473	131,465,321	12.08

Total Relative Value		211,660,473	267,249,052	24.56

Total Investments in Investment Funds - *		$692,574,474	$795,278,581	73.10%

	First Acquisition Date	Cost	Fair Value	% of Shareholders’ Capital
Investments in Securities
Antigua and Barbuda
Private Equity - ‡
FTX Trading Ltd. - g,k,l
Common stock (244,196 shares)	10/21/2021	$5,777,189	$-	0.00%
Series B preferred stock (352,658 shares)	08/02/2022	16,836,723	-	0.00
Series B-1 preferred stock (61,049 shares)	10/21/2021	2,222,794	-	0.00
Series C preferred stock (265,710 shares)	01/25/2022	12,370,621	-	0.00
Canada
Exchange Traded Fund (ETF)
3iQ Bitcoin ETF (8,011,000 shares)	11/15/2023	47,389,301	84,676,270	7.79
3iQ Solana Staking ETF (4,912,943 shares)	04/16/2025	51,349,672	32,671,071	3.00
CI Galaxy Bitcoin ETF (1,381,000 shares)	11/07/2023	9,529,231	17,359,170	1.60
Fidelity Advantage Bitcoin ETF (869,820 shares)	11/14/2023	10,566,217	19,414,382	1.78
Purpose Bitcoin ETF (7,451,950 shares)	11/07/2023	49,019,285	89,199,842	8.20
Cyprus
Private Equity - ‡
Genesis Digital Assets Limited - h,l
Ordinary shares (207,792 shares)	01/24/2022	24,900,962	576,481	0.05
Series A preferred shares (441,558 shares)	08/01/2021	35,416,667	9,178,935	0.84

See accompanying notes to consolidated financial statements.

SkyBridge Opportunity Fund

Consolidated Schedule of Investments (continued)

March 31, 2026

Investments in Securities (continued)	First Acquisition Date	Cost	Fair Value	% of Shareholders’ Capital
United States
Private Equity - ‡
Homebrew Ventures I, L.P. - i,j,l	07/01/2021	$11,987,538	$4,447,900	0.41%
Lightning Labs, Inc. - g,l	01/01/2022	2,000,000	1,196,308	0.11
MoonPay SPV LLC - i,l	02/01/2022	1,000,000	678,055	0.06
New York Digital Investment Group LLC
Class B2 (945 shares) - g,l	08/19/2021	22,620,000	3,013,474	0.28
Nova Labs, Inc.
Common stock (187,014 shares) - g,l	04/15/2022	10,016,470	3,038,749	0.28
Payward, Inc. - g,l
Series A preferred stock (352,861 shares)	12/01/2021	18,090,987	15,000,484	1.38
Series seed preferred stock (258,000 shares)	11/01/2021	13,287,000	10,967,846	1.01
West Realm Shires Inc. - g,k,l
Class A common stock (1,310,000 shares)	11/10/2021	199,945	-	0.00
Series A preferred stock (8,533,916 shares)	01/25/2022	19,499,998	-	0.00

Total Investments in Securities - *		$364,080,600	$291,418,967	26.79

Other Assets, less Liabilities			1,151,316	0.11

Shareholders’ Capital			$1,087,848,864	100.00%

Note: Investments in underlying Investment Funds are categorized by investment strategy.

a	Redemptions permitted daily.
b	Redemptions permitted quarterly.
c	Term vehicles with multi-year hard lock, subject to periodic distributions. The Company held $6,677,049 (0.84% of total Investments in Investment Funds) of term vehicles at March 31, 2026.
d

Illiquid, redeemable only when underlying investment is realized or converted to liquid interest in Investment Fund. The Company held $112,766,184 (14.18% of total Investments in Investment Funds) of illiquid investments at March 31, 2026.

e	As of March 31, 2026, subject to gated redemptions (these are investor-level percentage limitations on redemption).
f	Redemptions permitted semi-annually.
g	The industry for these securities is digital asset trading & servicing.
h	The industry for these securities is digital asset mining.
i	The industry for these securities is financial technology.
j	Forward agreement to receive shares of Plaid Inc. at a future date.
k

During the period, a related party owning a passive economic interest in the Adviser had a controlling interest in the private investments. The private investments are currently under Chapter 11 bankruptcy proceedings.

l	As of March 31, 2026, the value of this investment was determined using significant unobservable inputs.
‡

The Company’s Investments in Investment Funds and private equities are exempt from registration under the Securities Act of 1933, as amended, and contain restrictions on resale and cannot be sold publicly.

*	All Investments in Investment Funds and securities are non-income producing.

See accompanying notes to consolidated financial statements.

SkyBridge Opportunity Fund

Consolidated Statement of Operations

Year Ended March 31, 2026

Investment income
Interest income	$211,069

Total investment income	211,069

Expenses
Management fee	17,429,402
Accounting servicing fees	12,101,616
Administration fees	5,021,830
Professional fees	3,296,038
Interest expense	2,455,147
Risk monitoring fees	1,054,330
Filing fees	289,145
Directors’ fees and expenses	285,151
Custodian fees	152,269
Excise tax	113,997
Miscellaneous expenses	1,051,342

Total expenses	43,250,267

Net investment loss	(43,039,198)

Net realized gain and net change in unrealized depreciation on investments in Investment Funds and securities

Net realized gain on sales of investments in Investment Funds	16,638,375
Net realized gain from securities	73,132,171
Net change in unrealized depreciation on investments in Investment Funds	(94,349,979)

Net change in unrealized depreciation on investments in securities	(112,691,466)

Net realized gain and net change in unrealized depreciation on investments in Investment Funds and securities	(117,270,899)

Net decrease in Shareholders’ Capital from operations	$(160,310,097)

See accompanying notes to consolidated financial statements.

SkyBridge Opportunity Fund

Consolidated Statements of Changes in Shareholders’ Capital

	Year Ended March 31, 2026	Year Ended March 31, 2025

Operations
Net investment loss	$(43,039,198)	$(43,034,537)
Net realized gain on sales of investments in Investment Funds	16,638,375	100,744,754
Net realized gain from securities	73,132,171	8,531,146
Net change in unrealized depreciation on investments in Investment Funds	(94,349,979)	(104,559,253)
Net change in unrealized appreciation/(depreciation) on investments in securities	(112,691,466)	40,841,021

Net increase/(decrease) in Shareholders’ Capital from operations	(160,310,097)	2,523,131

Distributions
Distributions from distributable earnings	-	(146,468,946)

Decrease in Shareholders’ Capital from Distributions to Shareholders	-	(146,468,946)

Shareholders’ Capital Transactions
Capital contributions	61,913	335,124
Reinvestment of distributions	-	94,461,985
Capital redemptions	(142,387,894)	(150,861,126)

Decrease in Shareholders’ Capital from Capital Transactions	(142,325,981)	(56,064,017)

Shareholders’ Capital at beginning of year	1,390,484,942	1,590,494,774

Shareholders’ Capital at end of year (1,223,191.349 and 1,355,807.006 shares outstanding at March 31, 2026 and March 31, 2025, respectively)	$1,087,848,864	$1,390,484,942

See accompanying notes to consolidated financial statements.

SkyBridge Opportunity Fund

Consolidated Statement of Cash Flows

Year Ended March 31, 2026

Cash flows from operating activities

Net decrease in Shareholders’ Capital from operations	$(160,310,097)
Adjustments to reconcile net decrease in shareholders’ capital from operations to net cash provided by operating activities:
Purchases of investments in Investment Funds	(91,966,206)
Proceeds from disposition of investments in Investment Funds	198,655,960
Purchases of investments in securities	(51,579,612)
Proceeds from disposition of investments in securities	155,620,020
Net realized gain on sales of investments in Investment Funds	(16,638,375)
Net realized gain from securities	(73,132,171)
Net change in unrealized depreciation on investments in Investment Funds	94,349,979
Net change in unrealized depreciation on investments in securities	112,691,466
Changes in operating assets and liabilities:
Decrease in receivable for redemptions from Investment Funds	13,457,812
Increase in receivable for securities sold	(10,873,869)
Decrease in advance contributions to Investment Funds	31,333,526
Increase in interest receivable	(18,334)
Increase in other assets	(55,564)
Decrease in management fees payable	(319,296)
Decrease in account servicing fees payable	(226,168)
Decrease in professional fees payable	(393,017)
Decrease in interest payable	(599,715)
Decrease in directors’ fees payable	(1,078)
Decrease in accounts payable and other accrued expenses	(737,749)

Net cash provided by operating activities	199,257,512

Cash flows from financing activities

Capital redemptions, net of change in redemptions payable	(158,452,854)
Payments for loan payable	(67,000,000)
Proceeds from loan payable	31,000,000

Net cash used in financing activities	(194,452,854)

Net increase in cash	4,804,658

Cash at beginning of year	2,371,102

Cash at end of year	$7,175,760

Supplemental disclosure of cash flow information:
Interest paid during the year	$3,054,862

See accompanying notes to consolidated financial statements.

SkyBridge Opportunity Fund

Consolidated Financial Highlights

	Year Ended March 31, 2026	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022
	_		_	_	_
Net Asset Value per Share, beginning of year:	$1,025.58	$1,119.15	$765.52	$1,146.02	$1,256.74
Income/(loss) from investment operations:
Net investment (loss)*	(32.46)	(30.69)	(21.39)	(23.75)	(29.97)
Net realized and unrealized gain/(loss) from investments	(103.77)	45.90	376.07	(325.96)	(36.62)

Total income/(loss) from investment operations	(136.23)	15.21	354.68	(349.71)	(66.59)

Distributions from net investment income	–	(108.78)	(1.05)	(30.79)	(26.30)
Return of capital	–	–	–	–	(17.83)
Total distributions

	–	(108.78)	(1.05)	(30.79)	(44.13)

Net Asset Value per Share, end of year:	$889.35	$1,025.58	$1,119.15	$765.52	$1,146.02

Total return	(13.28)%	0.22%	46.37%	(30.29%)	(5.46%)

Ratios/Supplemental Data:
Shareholders’ capital, end of year	$1,087,848,864	$1,390,484,942	$1,590,494,774	$1,207,786,301	$2,037,935,953

Portfolio turnover	6.34%(a)	8.61%	30.61%(a)	30.51%	37.02%
Ratio of expenses to average Shareholders’ capital**	3.02%	2.86%	2.72%	2.82%	2.45%
Ratio of net investment loss to average Shareholders’ capital**	(3.00%)	(2.84%)	(2.59%)	(2.73%)	(2.45%)

The above ratios and total returns may vary for individual investors based on the timing of capital transactions during the year.

(a)

The portfolio turnover excludes ETF transactions, had ETF transactions been included, the portfolio turnover for the years ended March 31, 2026 and March 31, 2024 would be 9.90% and 49.44% respectively.

*	Per share data of net investment loss is computed using the total of monthly income and expense divided by beginning of month shares.

**

The ratios of expenses and net investment loss to average Shareholders’ capital do not include the impact of expenses and incentive allocations or incentive fees related to the underlying Investment Funds or the impact of any placement fees paid by the Shareholder.

See accompanying notes to consolidated financial statements.

SkyBridge Opportunity Fund

Notes to Consolidated Financial Statements

March 31, 2026

1.	Organization

SkyBridge Opportunity Fund (formerly known as SkyBridge Multi-Adviser Hedge Fund Portfolios LLC) (the “Company”) was organized as a Delaware limited liability company on August 16, 2002, and had a name change on July 29, 2024 to SkyBridge Opportunity Fund LLC.

On March 24, 2025 the Company converted to a Maryland Statutory Trust and changed its name to SkyBridge Opportunity Fund. The Company is registered under the Investment Company Act of 1940 as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Company is also registered under the Securities Act of 1933 as amended (the “1933 Act”).

The investment objective of the Company is to achieve capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third-party investment managers (“Investment Managers”) that employ a variety of alternative investment strategies. These investment strategies allow Investment Managers the flexibility to use leveraged and/or short-sale positions to take advantage of perceived inefficiencies across the global markets, often referred to as “alternative” strategies. Because the Investment Funds following alternative investment strategies are often described as hedge funds, the investment program of the Company can be described as a fund of hedge funds.

The Company has a Sub-Fund, SkyBridge Multi-Adviser Hedge Fund Portfolios Sub-Fund I Ltd. (the “Sub-Fund”), which was organized as an exempted company organized under the laws of the Cayman Islands on December 9, 2020 and is a wholly owned subsidiary of the Company. The Sub-Fund pursues its investment objectives by investing in certain Investment Funds. For the year ended March 31, 2026, the Sub Fund did not hold any investments.

Shares of the Company (“Shares”) are sold to eligible investors (referred to as “Shareholders”). The minimum initial investment in the Company from each Shareholder is $25,000; the minimum additional investment is $10,000.

SkyBridge Capital II, LLC (the “Adviser” or “SkyBridge”), a Delaware limited liability company, serves as the Company’s investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and, among other things, is responsible for the allocation of the Company’s assets to various Investment Funds. Under the Company’s governing documents, the Company has delegated substantially all authority to oversee the management of the operations and assets of the Company to the Board of Trustees (each member a “Trustee” and collectively, the “Board of Trustees”).

2.	Significant Accounting Policies

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are expressed in United States dollars. The Company and its subsidiary are considered investment companies under GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial

SkyBridge Opportunity Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

2.	Significant Accounting Policies

Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies (“ASC 946”). The following is a summary of significant accounting and reporting policies used in preparing the consolidated financial statements.

a. Portfolio Valuation

The Company accounts for its investments in accordance with GAAP, and fair values its investments in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures (“ASC 820”), which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date.

The Company has formal valuation procedures approved by the Board of Trustees. The Adviser performs its duties under the procedures principally through an internal valuation body, which meets at least monthly. The Company’s valuation committee (“Valuation Committee”), which is under the purview of the Board of Trustees, receives valuation reports from the Adviser on a quarterly basis and determines if valuation procedures are operating as expected and the outcomes are reliable.

Investments in Investment Funds are subject to the terms of the respective limited partnership agreements, limited liability company agreements, offering memoranda and such negotiated “side letter” or similar arrangements as the Adviser may have entered into with the Investment Fund on behalf of the Company. The Company’s investments in the Investment Funds are carried at fair value as determined by the Company’s interest in the net assets of each Investment Fund using net asset value, or its equivalent, (“NAV”) as a practical expedient or as otherwise determined in accordance with the Company’s valuation procedures.

Prior to investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund, and will perform ongoing monitoring due diligence. The results of ongoing, post-investment diligence reviews are used to assess the reasonableness of continued reliance on the valuations reported by the Investment Funds. The NAV supplied by Investment Funds are net of management and performance incentive fees or other allocations payable to the Investment Funds’ managers as required by the Investment Funds’ agreements. Each Investment Manager to which the Adviser allocates assets will charge the Company, as an investor in an underlying Investment Fund, an asset-based fee, and some or all of the Investment Managers will receive performance-based compensation in the form of an incentive fee. The asset-based fees of the Investment Managers are generally expected to range from 1% to 3% annually of the net assets under their management and the incentive fee is generally expected to range from 10% to 25% of net profits annually. These management and incentive fees are accounted for in the valuations of the Investment Funds and are neither included in the management fee reflected in the Consolidated Statement of Operations nor in expenses and net investment loss ratios reflected in the Consolidated Financial Highlights.

SkyBridge Opportunity Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

2.	Significant Accounting Policies

a. Portfolio Valuation (continued)

The Company may invest in Investment Funds that may designate certain investments within those Investment Funds, typically those that are especially illiquid and/or hard to value, as “special situation” (often called “Side-Pocket”) investments with additional redemption limitations. Such a Side-Pocket is, in effect, similar to a private equity fund that requires its investors to remain invested for the duration of the fund and distributes returns on the investment only when liquid assets are generated within the fund, typically through the sale of the fund’s illiquid assets in exchange for cash.

As a general matter, the fair value of the Company’s investment in an Investment Fund represents the amount that the Company can reasonably expect to receive if the Company’s investment was sold at its reported NAV. Determination of fair value involves subjective judgment and amounts ultimately realized may vary from estimated values. The Investment Funds generally provide for periodic redemptions ranging from daily to semi-annual, subject to various lock-up on liquidity provisions and redemption gates. Investment Funds generally require advance notice of a shareholder’s intent to redeem its interest, and may, depending on the Investment Funds’ governing agreements, deny or delay a redemption request. The Company considers whether a liquidity discount on any Investment Fund should be taken due to redemption restrictions or suspensions by the Investment Fund. No liquidity discount was applied when determining the fair value of the Investment Funds as of March 31, 2026. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements. The Investment Funds may invest a portion of their assets in restricted securities and other investments that are illiquid.

Investments in private operating companies may consist of common stock, preferred stock, and debt of privately owned portfolio companies. The transaction price, excluding transaction costs, is typically the Company’s best estimate of fair value at acquisition. At each subsequent measurement date, the Company reviews the valuation of each investment and records adjustments as necessary to reflect the expected exit value of the investment under current market conditions. Ongoing reviews by the Company’s management are based on an assessment of the type of investment, the stage in the lifecycle of the portfolio company, and trends in the performance and credit profile of each portfolio company as of the measurement date.

b. Basis of Consolidation

The accompanying consolidated financial statements include the accounts of the Sub-Fund, which was established to hold and manage certain Investment Funds. As of March 31, 2026, the Company owns 100% of the Sub- Fund. The Company’s investments held in the Sub-Fund, including the results of its operations, have been consolidated and all intercompany accounts and transactions have been eliminated in consolidation.

SkyBridge Opportunity Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

2.	Significant Accounting Policies

c. Net Asset Value Determination

The net asset value of the Company is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Trustees.

Retroactive adjustments to the Company’s net asset value might be made after the valuation date, based on information which becomes available after a previous valuation date, which could impact the net asset value per share at which Shareholders purchase or sell Company Shares. For example, fiscal year-end net asset values of an Investment Fund may be revised as a result of a year-end audit performed by the independent auditors of that Investment Fund. Other adjustments to the Company’s net asset value may also occur from time to time, such as from the misapplication by the Company or its agents of the valuation policies described in the Company’s valuation procedures.

Retroactive adjustments to the Company’s net asset value and Shareholder accounts, which are caused by adjustments to the Investment Funds values or by a misapplication of the Company’s valuation policies, that are able to be made within 90 days of the valuation date(s) to which the adjustment would apply will be made automatically unless determined to be immaterial. Other potential retroactive adjustments, regardless of whether their impact increases or decreases the Company’s net asset value, are evaluated qualitatively and quantitatively by management of the Company in determining if adjustment is to be made. All retroactive adjustments are reported to the Company’s Valuation Committee and reported to affected Shareholders.

The Company follows a policy which permits revisions to the number of Shares purchased or sold by Shareholders due to retroactive adjustments made under the circumstances described above which occur within 90 days of the valuation date. In circumstances where a retroactive adjustment is not made under the circumstances described above, Shares purchased or sold by Shareholders will not be adjusted. As a result, to the extent that the subsequent impact of the event which was not adjusted adversely affects the Company’s net asset value, the outstanding Shares of the Company will be adversely affected by prior repurchases made at a net asset value per Share higher than the adjusted value. Conversely, any increases in net asset value per Share resulting from such subsequent impact will be to the benefit of the holders of the outstanding Shares of the Company and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value per Share lower than the post-impact value. New Shareholders may be affected in a similar way, because the same principles apply to the purchase of Shares. For the year ended March 31, 2026, there were no retroactive adjustments that occurred.

d. Income Recognition and Expenses

Interest income is recognized on an accrual basis as earned. Expenses are recognized on an accrual basis as incurred. Income, expenses and realized and unrealized gains and losses are recorded monthly.

SkyBridge Opportunity Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

2.	Significant Accounting Policies

d. Income Recognition and Expenses (continued)

Securities transactions are accounted for on a trade-date basis. Realized gains and losses on securities transactions are determined using cost calculated on a specific identification basis. Dividends are recorded on the ex-dividend date and interest is recognized on an accrual basis.

The change in an Investment Fund’s net asset value is included in net change in unrealized appreciation/(depreciation) on investments in Investment Funds on the Consolidated Statement of Operations. The Company accounts for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption. For tax purposes, the Company uses the cost recovery method with respect to sales of Investment Funds that are classified as partnerships for U.S. federal tax purposes, and the first-in-first-out method with respect to sales of Investment Funds that are classified as corporations for U.S. federal tax purposes.

The Company bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Company’s account; professional fees; costs of insurance; registration expenses; and expenses of meetings of the Board of Trustees.

e. Income Taxes

It is the Company’s intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies (“RICs”) and distribute substantially all of its taxable net investment income and capital gains, if any, to Shareholders each year. While the Company intends to distribute substantially all of its taxable net investment income and capital gains, in the manner necessary to avoid imposition of the 4% excise tax, it is possible that some excise tax will be incurred. In such event, the Company will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements. The Company recognizes tax related interest and penalties, if any, as income tax expense in the Consolidated Statement of Operations. During the year ended March 31, 2026, the Company paid $113,997 in excise taxes and is included on the Consolidated Statement of Operations of which none remains payable.

The Company has analyzed tax positions taken or expected to be taken in the course of preparing the Company’s tax return for all open tax years and has concluded, as of March 31, 2026, no provision for income tax is required in the Company’s consolidated financial statements. The Company’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The Sub-Fund is a Cayman Islands exempted company and not subject to U.S federal, state and local income tax.

SkyBridge Opportunity Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

2.	Significant Accounting Policies

f. Cash

Cash represents cash in a sweep account. Cash held at financial institutions may exceed the amount insured by the Federal Deposit Insurance Corporation. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

g. Use of Estimates and Reclassifications

The preparation of consolidated financial statements in conformity with GAAP requires management of the Company to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ materially.

h. Segment Reporting

During the reporting period, the Company adopted ASU No. 2023-07, “Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures”. The adoption of this new standard impacted financial statement disclosures only and did not affect the Company’s financial position or the results of its operations. The CODM is identified as the Fund management team, which comprises the Chief Investment Officer team, the named portfolio managers of the Adviser, and the officers of the Company, including the Principal Executive Officer and the Principal Financial Officer. The Company is considered an operating segment, and its performance and operating results are reviewed to make informed decisions regarding performance. The CODM utilizes performance indicators such as profit, loss, income, expenses, and performance returns. These operating measures are reflected in the financial reporting, including, but not limited to, the Consolidated Statement of Assets and Liabilities, the Consolidated Statement of Operations, and the Consolidated Financial Highlights. These reports are among the inputs used by the CODM to assess performance and make strategic decisions.

3.	Fair Value Disclosures

The Company uses the NAV, as a practical expedient, provided by Investment Funds as its measure of fair value of an investment in an Investment Fund when (i) the Company’s investment does not have a readily determinable fair value and (ii) the NAV of the Investment Fund is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value. In evaluating the level at which the fair value measurement of the Company’s investments have been classified, the Company has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date and the existence or absence of certain redemption restrictions at the measurement date.

SkyBridge Opportunity Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

3.	Fair Value Disclosures (continued)

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Company discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of fair value as listed below.

Level 1- Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date;

Level 2- Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3- Inputs that are unobservable.

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine valuation based on their own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

The following is a summary of the Company’s assets measured at fair value as of March 31, 2026, by ASC 820 fair value hierarchy levels:

Description	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments Measured at Net Asset Value	Total Fair Value as of March 31, 2026
Investments in Investment Funds	$—	$—	$5,127,700	$790,150,881	$795,278,581
Investments in Securities
Exchange Traded Fund (ETF)	$243,320,735	$—	$—	$—	$243,320,735
Private Equity	$—	$—	$48,098,232	$—	$48,098,232

The Company’s investments in Investment Funds for which fair value is measured using NAV per share as a practical expedient, in the amount of $790,150,881 have not been categorized in the fair value hierarchy. There were purchases into Level 3 in the amount of $55,000 and sales in the amount

SkyBridge Opportunity Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

3.	Fair Value Disclosures (continued)

of $8,745,635 in Level 3. There was $(9,606,670) realized loss on directional equity, $(5,102,289) and $(148,142,662) unrealized depreciation on directional equity and private equity respectively, for the year ended March 31, 2026. For the year ended March 31, 2026, there were transfers out of Level 3 into Level 1 in the amount of $12,890,658 because of a change in the observability inputs.

The following table summarizes the valuation methodology and significant unobservable inputs used to estimate the fair value of Level 3 investments as of March 31, 2026.

Type of Level 3 Investment	Fair Value as of March 31, 2026	Valuation Technique	Unobservable Input	Input Range	Input (weighted average) (1)

Investments in Investment Funds	$5,127,700	Market comparable companies	ARR Multiple	40.0x-42.0x	41.0x
Investments in Securities Private Equity	$48,098,232	Market comparable companies	Revenue Multiple	1.00x-65.00x	7.83x
		Market comparable companies	Actual Hash Rate	30.0-60.0	39.1

(1) Unobservable inputs were weighted by the relative fair value of the investments.

Changes in inputs such as Revenue multiple, EBITDA multiple or Actual Hash Rate multiple, each in isolation, may change the fair value of certain Company’s investments. Generally, an increase in Revenue multiples, EBITDA multiples, and Actual Hash Rates multiples may result in an increase in the fair value of certain Company’s investments.

The following is a summary of the investment strategies, their liquidity and redemption notice periods and any restrictions on the liquidity provisions of the investments in Investment Funds held by the Company as of March 31, 2026. and measured at fair value using the NAV per share practical expedient. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents which would be considered in fair value measurement and disclosure.

Cryptocurrency and Digital Assets Investment Managers may pursue a variety of investment strategies in managing digital assets of an Investment Fund, and the Company may invest in Investment Funds that provide access to a particular digital asset or assets without a discretionary investment strategy. The Company may also invest in Investment Funds whose Investment Managers have discretion to manage a diversified portfolio of digital assets. The Company and Investment Funds may hold long and short positions in digital assets. The Company and Investment Funds may also invest in securities of companies related, in whole or in part, to digital assets or digital asset technologies (including digital asset miners, payment technologies, digital security, or crypto trading exchanges), or that otherwise have direct or indirect exposure to emerging technologies. The Company and Investment Funds may invest in derivative contracts on digital assets, including cryptocurrency swap agreements,

SkyBridge Opportunity Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

3.	Fair Value Disclosures (continued)

for hedging purposes and non-hedging purposes. The Company may use its assets to offset the carbon footprint associated with the Company’s exposure to Bitcoin and other digital assets. Generally, the Investment Funds within this strategy have daily to quarterly liquidity, subject to a 1 to 90 day notice period. Investment Funds in this strategy, representing approximately 28 percent of the Investment Funds in this strategy are illiquid or side pocket investments with suspended redemptions. Approximately 36 percent of the Investment Funds in this strategy have gated redemptions. The remaining approximately 36 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Directional Equity funds take long and short stock positions. The manager may attempt to profit from both long and short stock positions independently, or profit from the relative outperformance of long positions against short positions. The stock picking and portfolio construction process is usually based on bottom-up fundamental stock analysis, but may also include top-down macro-based views, market trends and sentiment factors. Directional equity managers may specialize by region (e.g., global, U.S., Europe or Japan) or by sector. No assurance can be given that the managers will be able to correctly locate profitable trading opportunities, and such opportunities may be adversely affected by unforeseen events. In addition, short selling creates the risk of loss if the security that has been sold short appreciates in value. Generally, the Investment Funds within this strategy are illiquid. Investment Funds in this strategy, representing approximately 57 percent of the Investment Funds in this strategy are illiquid or side pocket investments with suspended redemptions. Approximately 43 percent of the Investment Funds in this strategy are term vehicles with multi-year hard locks subject to periodic distributions.

Event Driven strategies involve investing in opportunities created by significant transactional events such as spin-offs, mergers and acquisitions, bankruptcies, recapitalizations and share buybacks. Event driven strategies include “merger arbitrage” and “distressed securities”. Generally, the Investment Funds within this strategy have quarterly liquidity, subject to a 90 day notice period. Investment Funds in this strategy, representing approximately 4 percent of the Investment Funds in this strategy are illiquid or side pocket investments with suspended redemptions. Approximately 7 percent of the Investment Funds in this strategy have gated redemptions. The remaining approximately 89 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Relative Value strategies seek to take advantage of specific pricing anomalies, while also seeking to maintain minimal exposure to systematic market risk. This may be achieved by purchasing one security previously believed to be undervalued, while selling short another security perceived to be overvalued. Relative value arbitrage strategies include equity market neutral, statistical arbitrage, convertible arbitrage, and fixed income arbitrage. Some investment managers classified as multi-strategy relative value arbitrage use a combination of these substrategies. Generally, the Investment Funds within this strategy have quarterly to semi-annual liquidity, subject to a 60 to 90 day notice period. 100 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months.

SkyBridge Opportunity Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

3.	Fair Value Disclosures (continued)

Private Equity Investments: The Company also makes investments in private investments in emerging portfolio companies (e.g., venture capital and growth equity investments) and may, on occasion, purchase and hold public equities. Equity investments are valued at initial transaction price and may subsequently be valued using valuation models in the absence of readily observable market prices. Valuation models are generally based on (i) earnings before interest, taxes, depreciation and amortization (EBITDA) multiples analysis, (ii) the value attributable to the equity instrument from the enterprise value of the portfolio company or the proceeds that would be received if the portfolio company liquidated, and (iii) market and income (discounted cash flow) approaches, in which various internal and external factors are considered. Factors include key financial inputs and recent public and private transactions for comparable investments. Key inputs used for the discounted cash flow approach include the weighted average cost of capital and investment terminal values derived from EBITDA multiples. An illiquidity discount may be applied where appropriate.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a readily available market existed for such assets or liabilities and the values that may ultimately be realized. Accordingly, the degree of judgment exercised by the Manager in determining fair value is greatest for assets or liabilities categorized as Level 3.

The Company follows the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly changed and identifying transactions that are not orderly. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly changed (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

The guidance also provides a list of factors to determine whether there has been a significant change in relation to normal market activity. Regardless of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.

The Company has unfunded capital commitments in the amount of $18,869,079 as of March 31, 2026.

SkyBridge Opportunity Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

4.	Management Fee, Administrative Fee, Account Servicing Fee, Related Party Transactions and Other

The Adviser provides investment management services to the Company. The Adviser acts primarily to evaluate and select Investment Managers, to allocate assets, to establish and apply risk management procedures, and to monitor overall investment performance. In consideration for such services, the Company paid the Adviser a monthly management fee of 0.10% (1.20% annually) based on end of month Shareholders’ capital.

Hastings Capital Group, LLC (“Hastings”), an affiliate of the Adviser, has been appointed to serve as the Company’s principal underwriter (the “Principal Underwriter”) with authority to sell Shares directly and to appoint placement agents to assist the Principal Underwriter in selling Shares. Underwriting fees in the amount of $8,000 are accrued on a monthly basis. Total amounts expensed related to underwriting fees by the Company for the year ended March 31, 2026 were $96,000 and are included in miscellaneous expenses on the Consolidated Statement of Operations of which $8,000 remains payable and is included in accounts payable and other accrued expenses on the Consolidated Statement of Assets and Liabilities. Placement agents may be retained by the Company to assist in the placement of the Company’s Shares.

The Company has entered into agreements with third parties to act as additional placement agents for the Company’s Shares. Placement fees ranging from 0% to 3% of a Shareholder’s subscription amount may be paid to the placement agents by the Shareholder. Placement fees do not constitute a capital contribution by the Shareholder to the Company and will not be part of the assets of the Company. In addition to the placement fee paid by Shareholders, the Adviser or its affiliates, including the Principal Underwriter, may pay from their own resources additional compensation to the Placement Agents in connection with placement of Shares or servicing of investors. As to each investor referred by a Placement Agent to date, such additional compensation approximates 0.75% to 0.85% of the value of the Shares held by the investor per annum.

The Company is responsible for an annual account servicing fee of 0.85% of net assets paid to the Principal Underwriter. All or a portion of the account servicing fee is re-allowed to placement agents for services the placement agents provide to their customers that are shareholders of the Company. The Principal Underwriter will retain a portion of the account servicing fee for services provided to shares that were not distributed through placement agents. Total amount expensed for the account servicing fee for the year ended March 31, 2026 was $12,101,616 of which $812,559 remains payable.

The Adviser and BNY Mellon Investment Servicing (US) Inc. (“BNYM”) have separate agreements with the Company and act as co-administrators to the Company. BNYM provides certain accounting, recordkeeping, tax and investor related services and charges fees for their services based on a rate applied to the average Shareholders’ capital and are charged directly to the Company. Total amount expensed relating to administration services provided by BNYM for the year ended March 31, 2026 was $1,363,510 and is included in administration fees on the Consolidated Statement of Operations of which $211,069 remains payable and is included in accounts payable and other accrued expenses on the Consolidated Statement of Assets and Liabilities.

SkyBridge Opportunity Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

4.	Management Fee, Administrative Fee, Account Servicing Fee, Related Party Transactions and Other (continued)

The Adviser provides a variety of administrative services under an agreement with the Company. In consideration for these services, the Company pays the Adviser an annual fee equal to 0.25% of the Company’s average net assets. The total amount expensed for the year ended March 31, 2026 was $3,658,320 and is included in administration fees on the Consolidated Statement of Operations of which none remains payable.

Certain Trustees of the Company are also trustees and/or officers of other investment companies that are advised by the Adviser, including SkyBridge G II Fund.

Each Trustee who is not an “interested person” of the Company, as defined by the 1940 Act, receives, for his service as Trustee of the Company and SkyBridge G II Fund, an annual retainer of $100,000, a fee per telephonic meeting of the Board of Trustees of $500 and a fee per in person meeting of the Board of Trustees of $1,000 plus reasonable out of pocket expenses. The Chair of the Audit Committee will receive a $10,000 per year supplemental retainer. Trustees will be reimbursed by the Company for their travel expenses related to Board meetings. A portion of such fees and costs will be allocated to each fund according to its relative net assets and a portion will be split equally between each fund. Additional information about the trustees may be found in the Company’s Prospectus. Total amounts expensed related to Trustees by the Company for the year ended March 31, 2026, were $285,151, of which $69,260 remains payable.

The Bank of New York Mellon serves as custodian of the Company’s assets and provides custodial services for the Company. Fees payable to the custodian and reimbursement for certain expenses are paid by the Company. Total amounts expensed related to custodian fees by the Company for the year ended March 31, 2026 were $152,269, of which $21,792 remains payable and is included in accounts payable and other accrued expenses on the Consolidated Statement of Assets and Liabilities.

The Company has elected to, and intends to meet the requirements necessary to, qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Company must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements imposed by Subchapter M. To facilitate compliance with certain asset diversification requirements, the Company retains an independent third-party service provider. The primary roles of the third-party service provider are to collect and aggregate information with respect to the Investment Funds’ holdings and to test the Company’s compliance with certain asset diversification requirements each quarter. Total amount expensed relating to these services for the year ended March 31, 2026 was $1,054,330 and is included in risk monitoring fees on the Consolidated Statement of Operations, of which $145,981 remains payable and is included in accounts payable and other accrued expenses on the Consolidated Statement of Assets and Liabilities.

SkyBridge Opportunity Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

4.	Management Fee, Administrative Fee, Account Servicing Fee, Related Party Transactions and Other (continued)

The Company owns interests in certain investments which, during the period, were controlled by a related party owning a passive economic interest in the Adviser. The fair value of these investments is $0 as of March 31, 2026. The impact of valuing these investments at $0 is disclosed as the net change in unrealized depreciation on investments in securities of a related party of the Adviser on the Company’s statement of changes in shareholders’ capital.

5.	Security Transactions

The following table lists the aggregate purchases and proceeds from sales of Investment Funds and Securities for the year ended March 31, 2026, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation as of March 31, 2026.

Cost of purchases*	$154,574,346

Proceeds from sales*	$365,222,578

Gross unrealized appreciation	$297,363,503
Gross unrealized depreciation	(267,321,029)

Net unrealized appreciation	$30,042,474

*

Cost of purchases and proceeds from sales include non-cash transfers of $11,028,528 representing transfers between investment in Investment Funds for the year ended March 31, 2026, representing transfers between share classes within the same Investment Fund, onshore and offshore Investment Funds under the same manager, and Investment Funds under the same manager.

6.	Loan Payable

On December 20, 2024, the Company entered into a one-year master loan agreement (the “Agreement”) with an unaffiliated lender. The Agreement automatically renews each year on December 20 for successive one-year terms. Either party may terminate the Agreement by giving written notice at least 10 business days before the end of a term, or at any time with 30 business days’ prior written notice.

Under the Agreement, the Company may borrow at a rate equal to SOFR plus an agreed spread, and are secured by collateral determined for each transaction, which may include cash, shares in exchange traded funds, or other securities and is subject to margin requirements. For the year ended March 31, 2026, the Company paid interest at rates ranging from SOFR plus 700 to 1,000 basis points. As of March 31, 2026, no amounts were outstanding under the Agreement. Interest expense for the year ended March 31, 2026 was $2,455,147, none of which remained payable at year-end.

SkyBridge Opportunity Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

7.	Contributions, Redemptions, and Allocation of Income

The Company is authorized to issue an unlimited number of Shares, all at $0.00001 par value per Share. Such par value is included in paid-in capital in the Consolidated Statement of Assets and Liabilities. Generally, initial and additional subscriptions for Shares may be accepted as of the first day of each month. The Adviser has been authorized by the Board of Trustees of the Company to accept or reject any initial and additional subscriptions for Shares in the Company. The Board of Trustees from time to time and in its complete and exclusive discretion, may determine to cause the Company to repurchase Shares from Shareholders pursuant to written tenders by Shareholders on such terms and conditions as it may determine. The Adviser expects that it typically will recommend to the Board of Trustees that the Company offer to repurchase 5% to 25% of total outstanding Shares from Shareholders semi-annually, on each March 31 and September 30 (or, if any such date is not a business day, on the immediately preceding business day).

As of March 31, 2026, a tender offer with a 5% limit was oversubscribed. As a result, the Company purchased shares on a pro rata basis of 8.12% of the total shares submitted for tender.

Transactions in Shares were as follows for the years ended March 31, 2026 and March 31, 2025:

	March 31, 2026	March 31, 2025

Shares outstanding, beginning of year	1,355,807.006	1,421,162.693
Shares purchased	58.790	328.980
Shares issued for reinvestment of distributions	-	81,327.638
Shares redeemed	(132,674.447)	(147,012.305)

Shares outstanding, end of year	1,223,191.349	1,355,807.006

8.	Risk Factors

In the normal course of business, the Investment Funds in which the Company invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts and entering into equity swaps. The Company’s risk of loss in these Investment Funds is limited to the value of its investment in the respective Investment Funds.

The Company is subject to various risks including market risk, liquidity risk, and other risks related to its investment in Investment Funds holding digital assets. Investing in digital assets is currently unregulated, highly speculative, and volatile. Digital asset prices may be volatile and are subject to influence by many factors including the levels of liquidity. Extreme volatility, including significant declines in the trading prices of digital assets, could have a material adverse effect on the value of the Company. In addition, the regulatory landscape for digital assets is undefined and rapidly developing. Regulation of digital assets can vary significantly among non-U.S. or U.S. federal, state and local jurisdictions and is subject to significant uncertainty. Federal, state or foreign governments may restrict the use and exchange of digital assets at any time, and changes in the market or regulatory landscape

SkyBridge Opportunity Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

8.	Risk Factors (continued)

could limit the ability of Investment Funds to pursue investment strategies in digital assets, or cause digital assets to lose significant, or all, of their value. Further, Investment Funds with exposure to digital assets or technologies may operate in highly regulated industries, resulting in higher regulatory scrutiny and risk of regulatory action.

The Company may invest in the securities of individual issuers, which may be private companies in early stages of their development. The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general. Performance of individual securities can vary widely. When there is no willing buyer and a security cannot be readily sold at the desired time or price due to lock-ups or market conditions, the Company may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Company’s desired price or at all, can adversely affect the Company’s value or prevent the Company from being able to take advantage of other investment opportunities. Investments in single issuers are subject to substantially higher market and issuer risks than investments in diversified Investment Funds.

9.	Income Taxes

Net investment loss and net realized gain (loss) differ for consolidated financial statements and tax purposes. The primary reason for differences between the earnings reported, the federal tax cost of investments and the related amounts reported on the Company’s Consolidated Statement of Assets and Liabilities as of March 31, 2026, relates to differences arising from the application of federal tax rules pertaining to the treatment of the Company’s investments in partnerships and Passive Foreign Investment Companies (“PFICs”).

These book-tax differences are the result of the Company using differing methods of measuring realized gain and loss for book and tax purposes as described previously in these notes. Partnerships provide a Schedule K-1 which report tax information as to their income, expenses, gains and losses. Such reported items are recorded as taxable income or loss by the Company and increase or decrease its tax basis in the partnership. Certain PFICs for which the Company has elected to be treated as Qualified Electing Funds provide information as to the amounts of taxable income and gain to be recorded by the Company. For other PFICs, the Company has made a mark-to-market election which converts any unrealized gain to ordinary taxable income. In both these cases, the Company’s tax basis in the PFICs is increased.

These book-tax differences give rise to both temporary and permanent differences. Temporary book-tax differences result when the Company holds an investment in an Investment Fund. These temporary book-tax differences generally become permanent book-tax differences upon disposal of the investment in the Investment Fund.

SkyBridge Opportunity Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

9.	Income Taxes (continued)

Permanent book-to-tax differences result in the reclassification of amounts between “Distributable earnings” and “Paid-in capital” reported on the Company’s Consolidated Statement of Assets and Liabilities as of March 31, 2026. As indicated above, such permanent differences are primarily the result of the tax differences for federal tax purposes of investments in partnerships and PFICs. The Company’s total Shareholders’ capital was unaffected by these reclassifications, which had the following impact as of March 31, 2026:

Distributable earnings	Paid-in capital
$(1,150,173)	$1,150,173

The tax basis of distributable earnings as of March 31, 2026 shown in the table below represent future distribution requirements the Company must satisfy under the federal tax rules, losses the Company may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation on investments for federal income tax purposes.

Undistributed ordinary income	Undistributed net capital gains/(capital loss carryforward)	Qualified late year loss deferrals	Accumulated net unrealized depreciation on investments	Distributable earnings (loss)
$0	$(649,758,655)	$0	$(124,405,020)	$(774,163,675)

At March 31, 2026, the Company had a capital loss carryforward of $(649,758,655) which can be used to offset future realized capital gains. In addition, for the year ended March 31, 2026, the Company will elect to defer qualified late year ordinary losses of $0. Under the federal tax rules, certain ordinary losses occurring after December 31 and capital losses occurring after October 31 may be deferred and treated as occurring on the first day of the following year (April 1, 2026).

As of March 31, 2026, the composition of the unrealized appreciation and depreciation on investments for federal income tax purposes are:

Gross unrealized appreciation	$241,093,031
Gross unrealized depreciation	(365,490,339)

Net unrealized depreciation	$(124,397,308)

The difference in the federal tax cost arises from the following:

Federal tax cost of investments	$1,211,094,856
Investments in partnerships	(69,457,388)
Investments in PFICs	(56,252,891)
Investment in Sub-Fund	(28,729,503)

Financial statement cost of investments	$1,056,655,074

SkyBridge Opportunity Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

9.	Income Taxes (continued)

The character of dividends and distributions made during the fiscal year from net investment income or net realized gains differ from their ultimate characterization for federal income tax purposes. Also due to timing of dividends and distributions, the fiscal year in which amounts are distributed differ from the fiscal year in which the income or net realized gain was recorded by the Company. The tax character of distributions paid by the Company for the years ended March 31, 2026 and 2025 were as follows:

	March 31, 2026	March 31, 2025
Ordinary income	$-	$146,468,946
Return of capital	-	-

Total distributions	$-	$146,468,946

10.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Company through the date the consolidated financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the consolidated financial statements.

SkyBridge Opportunity Fund

FEDERAL TAX INFORMATION

(Information Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you about the federal tax status of dividends paid by the Company during the Company’s fiscal year ended March 31, 2026: 1) 0% of ordinary income dividends paid during the year constitutes qualified dividend income in accordance with Section 854(b)(1)(B) of the Code, and 2) 0.00% of ordinary income dividends paid during the year are eligible for the corporate dividends received deduction provided under Section 243 of the Code in accordance with Section 854(b)(1)(A) of the Code.

SkyBridge Opportunity Fund

FUND MANAGEMENT

(Information Unaudited)

The Company’s officers are appointed by the Trustees and oversee the management of the day-to-day operations of the Company under the supervision of the Board of Trustees. Two of the Trustees and all of the officers of the Company are trustees, officers or employees of the Adviser or its subsidiaries. The other Trustees are not affiliated with the Adviser or its subsidiaries and are not “interested persons” as defined under Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). A list of the current Trustees and officers of the Company and a brief statement of their present positions, principal occupations and trusteeships during the past five years are set out below. Additional information about the Company’s Trustees is available in the Company’s Prospectus without charge, upon request by calling (888) 759-2730. To the fullest extent allowed by applicable law, including the 1940 Act, the LLC Agreement indemnifies the Trustees and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.

Certain of the Trustees and officers of the Company are also trustees and/or officers of other investment companies that are advised by the Adviser, including SkyBridge G II Fund. (The Company and such other investment companies, if also registered under the 1940 Act, are referred to collectively in this section of the Prospectus as the “Fund Complex”.) The address for each Trustee and officer in his or her capacity as such is 527 Madison Avenue, 4th Floor, New York, New York 10022.

SkyBridge Opportunity Fund

INDEPENDENT TRUSTEES

(Information Unaudited)

NAME AND AGE	POSITION(S) HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE

R. Stephen Hale (born 1951)	Trustee	December 2018 to present	Retired since 2017; prior thereto, Senior Hedge Fund Relationship Manager in Europe for BNP Paribas (financial services).	Two	SkyBridge G II Fund

James G. Jackson (born 1964)	Trustee	August 2021 to present	Chief Financial Officer at Saviynt, Inc. (identity management and cybersecurity services) (August 2021-present).	Two	SkyBridge G II Fund

Kristin Smith (born 1981)	Trustee	January 2022 to present	President, Solana Policy Institute (May 2025- present); Director, Digital Asset Acquisition Corp. (January 2025-present); CEO, Blockchain Association (January 2023- May 2025); Executive Director, Blockchain Association (2018-2022); Director, Filecoin Foundation for the Decentralized Web (2021- present); Owner, Kaymac Corporation (blockchain advisory services) (2021- present).	Two	SkyBridge G II Fund

*

Each Trustee serves until his or her successor is duly elected and qualifies, or until his or her death, resignation, retirement or removal as provided by the Company’s limited liability company agreement or statute.

SkyBridge Opportunity Fund

INTERESTED TRUSTEES

(Information Unaudited)

NAME AND AGE	POSITION(S) HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE

Raymond Nolte (born 1961)	President and Trustees (Chair)	September 2005 to present	Co-Chief Investment Officer, SkyBridge (2010-present).	Two	SkyBridge G II Fund

Brett S. Messing (born 1964)	Trustee	October 2019 to present	President (since 2018), Partner and Chief Operating Officer (since 2019), and Co-Chief Investment Officer, (since 2021) at SkyBridge; Senior Advisor at Export — Import Bank of the United States (since 2017).	Two	SkyBridge G II Fund

*

Each Trustee serves until his or her successor is duly elected and qualifies, or until his or her death, resignation, retirement or removal as provided by the Company’s limited liability company agreement or statute.

SkyBridge Opportunity Fund

OFFICERS

(Information Unaudited)

NAME AND AGE	POSITION(S) HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Raymond Nolte (born 1961)	President and Trustee	September 2005 to present	See table for “Interested Trustees” above

Christopher Hutt (born 1970)	Vice President	June 2009 to present	Vice President, SkyBridge Opportunity Fund (2009-present); Vice President, SkyBridge GII Fund, LLC (July 2011-present); Partner, SkyBridge Capital (January 2015-present)

A. Marie Noble (born 1972)	Chief Compliance Officer	December 2010 to present	Chief Compliance Officer, SkyBridge Opportunity Fund (2010 to present); Chief Compliance Officer, SkyBridge GII Fund, LLC (July 2011-present); General Counsel and Chief Compliance Officer, SkyBridge Capital (2010-present)

Robert J. Phillips (born 1962)	Treasurer and Principal Financial Officer	July 2010 to present	Treasurer and Principal Financial Officer, SkyBridge Opportunity Fund (2010-present); Treasurer and Principal Financial Officer SkyBridge GII Fund, LLC (July 2011-present); Partner and Chief Financial Officer, SkyBridge Capital (2007-present)

Minna Urrey (born 1982)	Secretary	March 2023 to present	Secretary, SkyBridge GII Fund, LLC (March 2023-present); Secretary, SkyBridge Multi- Adviser Hedge Fund Portfolios, LLC (March 2023-present); Managing Director, Deputy Chief Compliance Officer, SkyBridge Capital (October 2022-present); Managing Director, Senior Compliance Officer, SkyBridge Capital (January 2021-October 2022); Director, Senior Compliance Officer, SkyBridge Capital (February 2011-January 2021)

*

Each Trustee serves until his or her successor is duly elected and qualifies, or until his or her death, resignation, retirement or removal as provided by the Company’s limited liability company agreement or statute.

SkyBridge Opportunity Fund

ADDITIONAL INFORMATION

(Information Unaudited)

PROXY VOTING

A description of the Company’s Proxy Voting Policies and Procedures and the Company’s portfolio securities voting record for the period is available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov. These are found on the site under “Filings - Search for Company Filings” and then “Company or fund name”.

The Company’s Statement of Additional Information contains additional information about the Company’s trustees and is available, without charge, upon request, with a toll-free (or collect) telephone number and e-mail address, if any, for shareholders to use to request the Statement of Additional Information.

FILING OF QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS (“FORM NPORT-EX”)

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-EX. The Company’s Form NPORT-EX is available on the SEC’s web site at www.sec.gov (by conducting a “Search for Company Filings”) and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC website without charge may be obtained by calling (800) SEC-0330.

(b)	A copy of the notice that is the subject of disclosure required by this Item is attached herewith.

An important report for SkyBridge Opportunity Fund Shareholders is now available online and in print.

Dear Investor,

Thank you for investing with SkyBridge Opportunity Fund (the “Fund”). This notification is to inform you that the Fund’s Annual Report is now available online.

Annual Reports contain important information about the Fund, including performance results, portfolio holdings, and financial statements. You are encouraged to access and review these reports at this web address:

http://skybridge.com/public/series_g_latest_annual_financial_statement

If you prefer to receive a printed Annual Report at no charge, on an ongoing or one-time basis, please call (855) 631-5474 or email skybridgeis@bnymellon.com. Please note that you will not receive paper copies of the Annual Reports unless you request them.

Sign-up for eDelivery!

For a more convenient and secure way of receiving future investor communications, you may also sign up for eDelivery by calling (855) 631-5474 (option 1) or by visiting our website www.skybridge.com.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is filed as an Exhibit.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that James Jackson is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

●

Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $507,880 for 2025 and $485,000 for 2026.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $13,000 for 2025 and $13,000 for 2026.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $53,799.50 for 2025 and $56,869.40 for 2026.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2025 and $0 for 2026.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee will approve in advance any audit and non-audit services to be provided by the audit firm to (i) the Fund; (ii) the Fund’s investment adviser (non-audit services only); or (iii) any affiliates of such investment adviser (non-audit services only) that provide ongoing services to the Fund if the engagement relates directly to the Fund’s operations and financial reporting; provided, that any single member of the Committee may approve such services on behalf of the Committee if payments for such services are reasonably estimated at less than $10,000 and such approval is reported to the Committee at it next regular meeting; and provided further, that no such non-audit service may be approved if prohibited by applicable rules of the Securities and Exchange Commission.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was are $0 for 2025 and $0 for 2026.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

SKYBRIDGE OPPORTUNITY FUND

Proxy Voting Procedures

SkyBridge Opportunity Fund (the “Fund”), an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), has adopted these proxy voting procedures (the “Procedures”) in accordance with, and for the purpose of complying with, rules related to proxy voting promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Delegation of Proxy Voting. The Fund has delegated the responsibility for voting proxies of its underlying portfolio funds (or other underlying securities) to its investment adviser, an adviser registered with the SEC pursuant to the Advisers Act. The investment adviser, SkyBridge Capital II, LLC (the “Adviser”), has adopted proxy-voting procedures, including those designed to address any material conflicts of interests between the Adviser and its clients (“Adviser Procedures”), which have been reviewed and approved by the Board of Directors of the Fund.

Annual Review. The Board of Directors of the Fund will review the Procedures and the Adviser Procedures annually to ensure the procedures are reasonably designed to ensure compliance with all relevant proxy-voting rules that are applicable to the Funds.

Form N-PX. Commencing in 2012, the Fund will cause Form N-PX to be filed by August 31 each year and will include proxy-voting information for the one-year period ending that June 30. Form N-PX is an annual filing of the Fund’s complete proxy voting record which requires information disclosing: (1) each proxy proposal subject matter; (2) if the proxy proposal was proposed by the issuer or a shareholder; (3) how the Fund cast its votes; and (4) if the vote cast was for or against management.

Disclosure of Proxy Procedures. Commencing in 2011, the Fund will ensure that a description of its (and the Adviser’s) proxy-voting procedures, including procedures related to proxy-voting conflicts of interest, are disclosed in its Offering Memorandum (the Statement of Additional Information portion, if applicable) and shareholder reports.

NOTE: Required with the next such document filed with the SEC.

Availability of Proxy Voting Procedures and Voting Record. Commencing in 2011, the Fund will state in its Offering Memorandum (the Statement of Additional Information portion, if applicable) and shareholder reports that its proxy voting procedures and voting records are available free of charge directly from the Fund (or its designee) as well as from the SEC website. The Fund will make its proxy voting records available on either a Fund or Adviser website or upon request by calling a toll-free or collect telephone number.

NOTE: Required with the next such document filed with the SEC on or after August 31, 2024.

Adopted: July 6, 2011

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Raymond Nolte and Brett Messing are currently the portfolio managers of the registrant’s portfolio and as such have primary responsibilities for the day-to-day management of the Company. In that capacity they receive significant input and support from a team of analysts also employed by the Adviser. Mr. Nolte’s and Mr. Messing’s professional background is described in the table below.

Name and Age	Position(s) held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) during the past 5 Years
Raymond Nolte (born 1961)	Portfolio Manager, Director, President	September 2005 to present	CIO, SkyBridge Capital II, LLC (July 2010 to present)
Brett Messing (born 1964)	Portfolio Manager, Director	October 2019 to present	President, SkyBridge Capital II, LLC (since 2019); Co-CIO, SkyBridge Capital II, LLC (since 2021)

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member – As of March 31, 2026

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Raymond Nolte	Registered Investment Companies	2	$1,113,333,061	0	$0
Brett Messing		3	$1,202,251,692	0	$0
Raymond Nolte	Other Pooled Investment Vehicles	12	$344,101,013	11	$321,374,428
Brett Messing		13	$390,638,631	12	$367,912,046
Raymond Nolte	Other Accounts	0	$0	0	$0
Brett Messing		0	$0	0	$0

Potential Conflicts of Interests

As shown in the table above, Mr. Nolte and Mr. Messing are responsible for managing other accounts (“Other Accounts”) in addition to the Fund. In certain instances, conflicts may arise in his management of the Fund and such other Accounts.

One situation where a conflict may arise between the Fund and an Other Account is in the allocation of investment opportunities among the Fund and the Other Account. For example, the Adviser may determine that there is an opportunity that is suitable for the Fund as well as for Other Accounts of the Adviser, which have a similar investment objective. As a related matter, a particular Investment Fund interest or other security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the Fund. The Company and the Adviser have adopted policies and procedures regarding the allocation of investment opportunities, which generally require that investment opportunities be allocated among the Fund and Other Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

Mr. Nolte’s and Mr. Messing’s management of the Fund and Other Accounts may result in his devoting a disproportionate amount of time and attention to the management of a particular account as against another. This particularly may be the case when accounts have different objectives, benchmarks, time horizons, asset levels and fees.

The management of personal accounts by Mr. Nolte and Mr. Messing may give rise to potential conflicts of interest. While the Adviser’s code of ethics will impose limits on the ability of Mr. Nolte and Mr. Messing to trade for his personal account, there is no assurance that the Adviser’s code of ethics will eliminate such conflicts.

Other than the conflicts described above, the Company is not aware of any material conflicts that may arise in connection with the Adviser’s management of the Fund’s investments and such Other Accounts.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members – As of March 31, 2026

Mr. Nolte has a minority equity stake in the Adviser and is also compensated by salary. The value of Mr. Nolte’s equity stake is affected by the financial results and profitability of SkyBridge as a whole, for which Mr. Nolte serves as a member of management.

Mr. Messing’s compensation is a combination of salary and discretionary bonus, including deferred compensation. The value of the discretionary bonus is affected by the financial results and profitability of SkyBridge as a whole. The discretionary bonus is not linked to the performance of any specific benchmark or that of any SkyBridge investment fund or account; nor are specific asset size targets considered.

(a)(4) Disclosure of Securities Ownership – As of March 31, 2026

For the most recently completed fiscal year please provide beneficial ownership of shares of the registrant by each Portfolio Manager or Management Team Member. Please note that this information will only be provided in a dollar range of each individual’s holdings in each investment portfolio ($1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000).

“Beneficial ownership” should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Raymond Nolte	$500,001-1,000,000
Brett Messing	$50,001-100,000

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  SkyBridge Opportunity Fund

By (Signature and Title)*  /s/ Raymond Nolte

Raymond Nolte, President

(principal executive officer)

Date June 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Raymond Nolte

Raymond Nolte, President

(principal executive officer)

Date June 5, 2026

By (Signature and Title)*  /s/ Robert Phillips

Robert Phillips, Treasurer and Principal Financial Officer

(principal financial officer)

Date June 5, 2026

* Print the name and title of each signing officer under his or her signature.